VESSELS	9 Months Ended
Sep. 30, 2011
VESSELS, NET [Abstract]
VESSELS
6. VESSELS

As of September 30, 2011, Vessels, Net consisted of 19 Suezmax crude oil tankers, one newbuilding and capitalized drydocking charges. Depreciation is calculated based on cost less estimated residual value of $4.0 million and is provided over the estimated useful life of the vessel using the straight-line method. The estimated useful life of a vessel is 25 years from the date the vessel is delivered from the shipyard. During the nine months ended September 30, 2011 and 2010, we did not impair any of our vessels' carrying value under our accounting impairment policy, as we believe the future undiscounted cash flows expected to be earned by such vessels over their operating lives would exceed the vessels' carrying amounts.

In April 2010, the Company entered into agreements with Samsung Heavy Industries Co. Ltd, to acquire two Suezmax newbuildings and the first vessel, the Nordic Breeze was delivered to the Company in August 2011 and the Nordic Zenith was delivered to the Company in November 2011. The Company took ownership of the vessels upon delivery from the shipyard at which time the title was transferred from the seller. The agreed total prices at delivery were $64.7 million and $64.7 million, respectively with 55% of the purchase prices paid when we signed the contracts and the balance paid on delivery. As of September 30, 2011, the Company had paid $100.4 million to the seller. The remaining $29.1 million was paid to Samsung Heavy Industries upon delivery in November 2011.